                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   July 21, 1997
                                                 --------------------------

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
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           (Exact Name of the Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          000-26886                                      68-0239619
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


     100 Blue Ravine Road, Folsom, California                   95630
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     (Address of Principal Executive Offices)                 (Zip Code)


                                 (916) 353-2400
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              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.        Other Events.
               ------------

       Objective Systems Integrators, Inc. (the "Company") sells its products throughout the world to customers primarily in the telecommunications industry. From time to time, certain of the Company's accounts receivable remain outstanding beyond their payment terms. The Company performs periodic credit evaluations of its customers' financial condition and maintains an allowance for doubtful accounts receivable based upon the expected collectibility of all accounts receivable. During the three months ended June 30, 1997, the Company provided approximately $5.0 million additional reserves for doubtful accounts receivable, of which approximately $2.5 million was for the potential exposure of a single customer that is currently experiencing cash flow shortages.

       In addition, on July 21, 1997, the Company issued a press release announcing that revenues for the three months ended June 30, 1997 will be lower than had been expected at approximately $5.0 million and projecting a net loss for the quarter in the range of $14.0 million to $15.5 million or approximately $0.43 to $0.47 per share. Further details regarding this announcement are contained in the Company's press release dated July 21, 1997 attached as an exhibit hereto and incorporated by reference herein.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (c) Exhibits

           EXHIBIT
           NUMBER             DESCRIPTION
           ------             -----------

           99.1               Press Release

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 22, 1997
                              OBJECTIVE SYSTEMS INTEGRATORS, INC.


                              By: /s/ David M. Allen
                                  -----------------------------
                                  David M. Allen
                                  Vice President, Finance and
                                  Administration and
                                  Chief Financial Officer

                               INDEX TO EXHIBITS



Exhibit
Number                 Exhibit Title
------                 -------------
99.1                   Press Release


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